UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      October 4, 2006
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26679 (Commission File Number)	04-3141918 (IRS Employer Identification No.)

One Main Street, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
Registrant’s telephone number, including area code:      (617) 386-1000
25 First Street, Cambridge, Massachusetts, 02141
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statement and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 TENTH LOAN MODIFICATION AGREEMENT DATED OCTOBER 4, 2006
EX-99.1 PRESS RELEASE DATED OCTOBER 5, 2006

Item 1.01 Entry into a Material Definitive Agreement.
          On October 4, 2006, we entered into the Tenth Loan Modification Agreement with our bank, Silicon Valley Bank. This modification agreement amended the Amended and Restated Loan and Security Agreement dated as of June 13, 2002 between us and the bank, as previously amended, as follows:
•	The covenant in the agreement related to minimum profitability was revised to provide that we will have net losses of not more than $2,500,000 for the quarter ending September 30, 2006 and net profit of at least $500,000 for each quarter ending thereafter.
          We agreed to pay the bank a modification fee of $5,000 and to reimburse the bank for its reasonable legal fees and expenses incurred in connection with the amendment of the existing loan documents.
          At September 30, 2006, we had no borrowings outstanding, the bank had issued letters of credit in the aggregate amount of approximately $5.8 million for our account under the facility, and approximately $14.2 million was available under the facility.
          A copy of the Tenth Loan Modification Agreement is filed as exhibit 10.1 to this current report and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
          Today we issued a press release announcing our preliminary financial results for the third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
          The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statement and Exhibits.
          (d) Exhibits.

Number	Title

10.1	Tenth Loan Modification Agreement dated October 4, 2006 with Silicon Valley Bank.

99.1	Press release dated October 5, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: October 5, 2006	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

10.1	Tenth Loan Modification Agreement dated October 4, 2006 with Silicon Valley Bank.

99.1	Press release dated October 5, 2006.